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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2005

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                       0-11514                      31-1041397
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

            Max & Erma's Restaurants, Inc. (the "Company") announced today that its Board of Directors has approved a 1-for-200 reverse stock split to be followed immediately by a 200-for-1 forward stock split (the "transaction"). If the transaction is approved by the Company's stockholders and implemented, the Company expects to have fewer than 300 stockholders of record, which would enable the Company to voluntarily terminate the registration of its common stock.

            Pursuant to the transaction, stockholders holding fewer than 200 shares of the Company's common stock immediately before the transaction will receive from the Company a cash payment for fractional shares equal to $16.00 per pre-split share. Stockholders holding 200 or more shares of the Company's common stock immediately before the transaction will continue to hold the same number of shares after completion of the transaction and will not receive any cash payment.

            The Board of Directors created a special committee of non-employee, independent directors to review the proposed transaction. The special committee hired and received an opinion from its financial advisor, GBQ Partners, LLC, that the cash consideration to be paid in the proposed transaction is fair, from a financial point of view, to the Company's stockholders.

            The proposed transaction is subject to approval by the holders of a majority of the issued and outstanding shares of the Company's common stock. Stockholders will be asked to approve the transaction at the Company's next annual meeting of stockholders, currently expected to be held in April of this year.

            A copy of the press release announcing the proposed transaction is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                      Description

                 99 Press Release, dated January 19, 2005, entitled "Max & Erma's Announces Proposed Transaction to Terminate SEC Registration"




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MAX & ERMA'S RESTAURANTS, INC.


Date:  January 19, 2005           By:  /s/ William C. Niegsch
                                       -------------------------------
                                       William C. Niegsch, Executive Vice
                                       President and Chief Financial Officer




















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                                  EXHIBIT INDEX

Exhibit No.                             Description

    99 Press Release, dated January 19, 2005, entitled "Max & Erma's Announces Proposed Transaction to Terminate SEC Registration"